Other Payables and Accruals (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Other Payables and Accruals

	2011	2012
	RMB	RMB
Professional service fees	3,553	1,920
Office expenses	5,969	6,632
Deposit from customers	27,064	84,248
Revenue from newspaper sales collected on behalf of newspaper contractors	357	178
Payables to employees related to net proceeds from share options exercised	3,414	9,466
Others	436	1,121

Total	40,793	103,565